UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                 Investment Company Act file number: 811-00248
                 ---------------------------------------------

                            THE ADAMS EXPRESS COMPANY

--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

           7 Saint Paul Street, Suite 1140, Baltimore, Maryland 21202
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                            Lawrence L. Hooper, Jr.
                          The Adams Express Company
                             7 Saint Paul Street
                                 Suite 1140
                           Baltimore, Maryland  21202


Registrant's telephone number, including area code: 410-752-5900

Date of fiscal year end:  December 31, 2006

Date of reporting period: December 31, 2006


Item 1. Reports to Stockholders.

                                                       The Adams Express Company
                                                              Annual Report 2006


Generation after generation

                             [GRAPHIC APPEARS HERE]

                                                            we grow with you(TM)





                                                   . GROW | . PROTECT | . INVEST



[LOGO OF ADAMS EXPRESS COMPANY]

                               2006 AT A GLANCE
--------------------------------------------------------------------------------


The Company

.. a closed-end equity investment company
.. objectives: preservation of capital
              reasonable income
              opportunity for capital gain
.. internally-managed
.. low expense ratio
.. low turnover

Stock Data (12/31/06)

                         NYSE Symbol.............. ADX
                         Market Price.......... $13.87
                         52-Week Range $12.37 - $14.37
                         Discount............... 12.5%
                         Shares Outstanding.86,838,223

Summary Financial Information

                                                     Year Ended December 31
                                                       2006                2005
     ------------------------------------------------------------------------------
     Net asset value per share               $        15.86      $        14.71
     Total net assets                         1,377,418,310       1,266,728,652
     Unrealized appreciation                    418,756,256         316,477,367
     Net investment income                       19,691,488          18,288,551
     Total realized gain                         56,553,881          53,817,950
     Total return (based on market value)             17.9%                2.2%
     Total return (based on net asset value)          15.0%                4.5%
     Expense ratio                                    0.50%               0.45%

     ------------------------------------------------------------------------------

2006 Dividends and Distributions

                                 Amount
             Paid              (per share) Type
             -----------------------------------------------------
             March 1, 2006        $0.02    Short-term capital gain
             March 1, 2006         0.03    Investment income
             June 1, 2006          0.05    Investment income
             September 1, 2006     0.05    Investment income
             December 27, 2006     0.63    Long-term capital gain
             December 27, 2006     0.02    Short-term capital gain
             December 27, 2006     0.10    Investment income

             -----------------------------------------------------
                                  $0.90

             -----------------------------------------------------

2007 Annual Meeting of Stockholders

Location: The Maryland Club, Baltimore, Maryland
Date: March 27, 2007
Time: 9:30 a.m.

                               PORTFOLIO REVIEW
--------------------------------------------------------------------------------



  Ten Largest Portfolio Holdings (12/31/06)

                                           Market Value % of Net Assets
                                           ------------ ---------------
        Petroleum & Resources Corporation* $ 73,169,458       5.3
        General Electric Co.                 55,357,317       4.0
        American International Group, Inc.   35,830,000       2.6
        Microsoft Corp.                      35,234,800       2.6
        Bank of America Corp.                32,567,900       2.4
        Pfizer Inc.                          29,008,000       2.1
        Wachovia Corp.                       26,766,500       1.9
        PepsiCo, Inc.                        25,020,000       1.8
        ConocoPhillips                       24,822,750       1.8
        Schlumberger Ltd.                    24,000,800       1.7
                                           ------------      ----
          Total                            $361,777,525      26.2%
        ---------------------------------------------------------------

  *Non-controlled affiliate


  Sector Weightings (12/31/06)

                                    [CHART]


                             Health               Information             Telecom               Cash &
Consumer  Energy  Financial   Care   Industrials  Technology   Materials  Services  Utilities  Equivalent
--------  ------  ---------  ------  -----------  -----------  ---------  --------  ---------  ----------
  18.0%    11.7%    17.9%    12.8%      12.9%        11.4%        5.3%      2.7%       3.5%       3.6%

                           THE ADAMS EXPRESS COMPANY
--------------------------------------------------------------------------------



         Calendar  Market   Cumulative    Cumulative  Total   Total net
          Years    Value   market value  market value market    asset
                     of     of capital    of income   value     value
                  original     gains      dividends
                   shares  distributions   taken in
                             taken in       shares
                              shares
         --------------------------------------------------------------
           1992   $10,480     $   629       $  237    $11,346  $11,619
           1993     9,367       1,232          437     11,036   12,211
           1994     8,188       1,766          661     10,615   12,218
           1995     9,691       2,881        1,151     13,723   15,849
           1996    10,349       3,994        1,615     15,958   19,150
           1997    12,674       6,145        2,417     21,236   25,036
           1998    13,952       8,292        3,068     25,312   30,930
           1999    17,587      12,533        4,293     34,413   41,295
           2000    16,506      14,186        4,315     35,007   39,541
           2001    11,177      11,902        3,285     26,364   29,757
           2002     8,308       9,888        2,733     20,929   23,998
           2003     9,754      12,876        3,555     26,185   30,300
           2004    10,312      14,989        4,311     29,612   33,945
           2005     9,864      15,786        4,595     30,245   35,451
           2006    10,902      19,046        5,698     35,646   40,760

                          Illustration of an assumed
                         15 year investment of $10,000
                                  (unaudited)

Investment income dividends and capital gains distributions are taken in additional shares. This chart covers the years 1992-2006. Fees for the reinvestment of interim dividends are assumed as 2% of the amount reinvested (maximum of $2.50) and commissions of $0.05 per share. There is no charge for reinvestment of year-end distributions. No adjustment has been made for any income taxes payable by stockholders on income dividends or on capital gains distributions, or the sale of any shares. These results should not be considered representative of the dividend income or capital gain or loss which may be realized in the future.

                             [GRAPHIC APPEARS HERE]

                            LETTER TO STOCKHOLDERS
--------------------------------------------------------------------------------


The Year in Review
We are pleased to report a strong 15.0% total return on net assets for the Fund in 2006. This compares well with the S&P 500 Index's return of 15.8%, and is well ahead of the Lipper Large Cap Core Mutual Fund Average return of 13.5%. We entered 2006 expecting a year of modest returns based on decelerating earnings growth, but these were surpassed in the latter part of the year. Profit margins were maintained or increased by many corporations due to strong cost-cutting measures and earnings per share were further boosted by large share-repurchase programs. When all the numbers are in, operating earnings per share growth of the companies in the S&P 500 will most likely have been over 10% for an unprecedented fourth year in a row, contributing to the higher return.

                           [PHOTO OF DOUGLAS G. OBER]]
                               Douglas G. Ober,
                              Chairman and Chief
                               Executive Officer

The short-term interest rate increases begun by the Federal Reserve Board (the
Fed) in 2004 were continued through the first six months of 2006. These actions cast a pall over equity markets, resulting in a low 2.7% return for the S&P 500 through June 30. The yield curve (the variation of interest rates with time) had become inverted, with short-term rates running higher than long-term rates, in 2005 and remained so through 2006. Such an inversion has historically preceded slower economic growth or an outright recession. When the Fed took no action to raise short-term rates further in the latter half of the year, investors became more optimistic, analysts ceased lowering corporate earnings estimates, and the equity markets headed up.

In addition to the above, there was a general increase in private equity transactions, in which hedge funds and private investors took large positions in public companies or bought them outright. Examples from our portfolio included Clear Channel Communications and HCA, Inc. Such transactions frequently were done at higher valuations than had been priced into the equity markets, resulting in upward revaluations of many public companies and consequent surges in the markets that were more speculative in nature than fundamentally-based. There was also a pick-up in industry consolidation in a number of sectors, including materials, industrial, financial, telecommunications, and technology, as companies utilized large cash hoards and/or stock to expand their businesses through acquisition. Several companies in our portfolio were involved in such transactions, including AT&T, North Fork Bancorp, Lucent Technologies, and Caremark Rx.

While this kind of activity has a salutary effect on market valuations, it has no near-term impact on overall economic growth. Indeed, after strong growth in the first quarter, the economy grew at roughly 2% for the next two quarters and probably at a similar rate in the final three months of the year. Europe, on the other hand, experienced accelerating, though still modest, growth and most of the rest of the world grew strongly, though at a slightly reduced rate. We chose not to participate directly in the international growth, preferring to hold positions in domestic companies with major overseas operations, though we did add Teva Pharmaceuticals, an Israeli corporation, to the portfolio.

Our performance in 2006 was led by our holdings in the telecom services, energy, and consumer sectors of the economy. Our technology holdings outperformed the S&P Index sector by nearly 6 percentage points, with a 14.3% return. The Fund's investments in the health care sector also outperformed the Index sector, by a more modest amount. Underperforming sectors included financials, materials, industrials, and utilities, though both financials and industrials had double-digit returns. Within the financials, we have generally avoided real estate companies and brokers (with Morgan Stanley the exception), which performed best in the group. The materials sector benefited from a flurry of acquisitions in the metals group, where we have no current exposure. The return of our industrial sector holdings was negatively impacted by our large GE holding, which finally began to improve toward the end of the year. Utilities with merchant generating assets and those with nuclear power plants, which we have generally avoided, were the outstanding performers within the utilities sector. Overall, there was only a modest difference between the Fund's performance and that of the S&P 500 and it can in some part be accounted for by the merger and acquisition activity mentioned above. Our philosophy of investing in companies with strong outlooks often means we do not benefit from such activity in the short term as we are less likely to own shares of merger or acquisition targets. We believe that our approach results in more consistent returns over the long term.

Investment Results
At the end of 2006 our net assets were $1,377,418,310 or $15.86 per share on 86,838,223 shares outstanding. This compares with $1,266,728,652 or $14.71 per share on 86,099,607 shares outstanding a year earlier.

Net investment income for 2006 was $19,691,488 compared to $18,288,551 for 2005. These earnings are equal to $0.23 and $0.22 per share, respectively, on the average number of shares outstanding throughout each year. Our 0.50% expense ratio (expenses to average net assets) in 2006 was once again very low compared to the fund industry in general.

Net realized gains amounted to $56,553,881 during the year, while the unrealized appreciation on investments increased from $316,477,367 at December 31, 2005 to $418,756,256 at year end.

Dividends and Distributions
The total dividends and distributions paid in 2006 were $0.90 per share compared to $0.86 in 2005. The table on page 21 shows the history of our dividends and distributions over the past fifteen years, including the annual rate of distribution as a percentage of the average daily market price of the Company's Common Stock. In 2006, the annual rate of distribution was 6.80% compared to 6.65% in 2005. As announced on November 9, 2006, a year-end distribution consisting of investment income of $0.10 and capital gains of $0.65 was made on December 27, 2006, both realized and taxable in 2006. On January 11, 2007, an additional distribution of $0.05 per share was declared to shareholders of record February 16, 2007, payable March 1, 2007, representing the balance of undistributed net investment income and capital gains earned during 2006 and an initial distribution from 2007 net investment income, all taxable to shareholders in 2007.

Outlook for 2007
For the past two years, we have anticipated a slowdown in the domestic economy, to a significant degree due to higher energy prices and short-term interest rates. Surprisingly, both the consumer and the industrial sectors of the economy seem to have adapted to these expected drags on growth, although some impact has been felt. Particular industries, notably housing and autos, have been hit harder than others and will take some time to recover. In general, though, conditions are good and there is little reason to expect the economy to fall into recession. After a brief pause, manufacturing industries are growing; consumers continue to spend the bulk of their paychecks; the Fed has stopped raising interest rates for now; energy prices have begun to ease with a mild early part of the winter; and the dollar has only weakened modestly. There is general agreement among economists that a "soft landing" will occur, in which the economy slows sufficiently that inflation is brought below 2% but does not reach recession. Equity investors are content with this outlook, though they have had to temper expectations that the Fed will cut rates in the first half of the year.

It is our belief that inflation is more stubborn than many believe and that Fed Chairman Bernanke will keep short-term interest rates at the current level for most, if not all, of 2007, and may even raise them further if the economy rebounds. Housing and energy prices have declined from their highest levels, as have the prices of some industrial raw materials, but the impact of these price increases over the past several years still are not reflected in consumer prices. Agricultural commodities, especially corn, remain very expensive, with little sign of easing, yet food price increases have not been remarkable. We would expect Mr. Bernanke, as the new Fed chairman, to take action to firmly establish his credentials as an inflation fighter. Thus, he is more likely to err on the side of caution than take a chance that inflation will subside on its own.

With the expectation that interest rates will remain high longer, we are not looking for the economy to accelerate until the final quarter of 2007 and perhaps not until 2008. Year-over-year, real GDP growth should amount to 2% to 2 1/2% in 2007 at best. The cost-cutting which occurred in 2006 cannot continue indefinitely, nor can share-buybacks boost earnings by more than 2% or so. This leaves anticipated growth in the earnings per share of the S&P 500 of 5% to 7%. Such a modest level of earnings growth would normally generate rather subdued returns in the equity markets. We do, however, believe that multiple expansion could occur in 2007, with the market's price/earnings ratio rising to 17 from 16 on a trailing basis, and drive returns closer to the 10% level. The merger, acquisition, and privatization activity which began in earnest in 2006 is expected to continue this year and may even accelerate. As noted previously, this has been reflected to some degree in equity markets already and should continue to drive valuations upward until stocks become over-valued, which they are not currently, or the current liquidity of the markets declines. We do not expect that the new Congress, controlled by Democrats, will have much impact on the economy in the short term. Energy legislation, the elimination of tax cuts, increased social program spending, and the ongoing war in Iraq will, however, serve as a drag on the economy over time.

Outside the U. S., the developing economies of Asia are expected to slow their rapid rate of growth somewhat. The more developed countries of Europe, the Americas, and Asia should also experience slower growth as central banks have raised interest rates and the impacts of high energy and commodity prices are being felt. Given the relative sizes of the various economies, we expect that worldwide growth will be in the range of 3% to 3 1/2%. Further weakening of the
U. S. dollar is likely to stimulate exports and reduce imports domestically, thus lowering our trade deficit. This will also provide a test of how tightly the economies of other countries are linked to ours. Should the lower demand for foreign goods in this country trigger a more dramatic slowing outside the
U. S., there could be a worldwide recession, in which event our holdings in multi-national companies would not perform well. We do not expect a downward spiral into recession, however, as most economies are in much better financial condition than in the past. Any change in the situation in the Middle East, either more antagonistic or calming, will be felt worldwide in the form of significantly higher or lower energy prices. Any change in the portfolio to reflect one or the other of these possibilities would be risky; we prefer to take the position that energy prices will continue to exhibit high volatility in 2007.

With the bulk of our holdings in the largest-capitalization segment of the market, there is not likely to be much acquisition or privatization activity in the portfolio. We should, however, benefit significantly from any multiple expansion which occurs as well as from industry consolidation, which our companies might well lead through merger. While our outlook for the rest of the world is cautious, international growth still looks stronger than domestic growth. Many of our investments are in multi-national companies, which should perform particularly well in this anticipated environment. We believe that these multi-national companies, as well as the ones we hold that are focused on domestic activity, have excellent long-term prospects and, absent unforeseen events, we do not anticipate making wholesale changes in the portfolio in 2007.

Special Shareholder Meeting
We were gratified with the strong support shown by our shareholders at the special meeting held on November 7, 2006. All eight of the proposals of the Board of Directors were overwhelmingly approved, with no proposal receiving less than 83% of the votes cast. A full report of the meeting can be found on page 23. The approval of these important changes to the corporate charter provides the Company with additional tools to protect the interests of our long-term shareholders. You have clearly expressed your interest in seeing the Company continue as a closed-end fund, and your action has strengthened our ability to do so.

Share Repurchase Program
On December 14, 2006, the Board of Directors authorized the repurchase by management of an additional 5% of the outstanding shares of the Company over the ensuing year. The repurchase program is subject to the same restriction as in the past, namely that shares can be repurchased when the discount of the market price of the shares from the net asset value is 10% or greater.

From the beginning of 2007 through January 25, 2007, a total of 158,900 shares have been repurchased at a total cost of $2,197,875 and a weighted average discount from net asset value of 13.1%.

Effective January 1, 2007, Mr. David D. Weaver was promoted to Vice President--Research. Mr. Weaver has been a senior research analyst covering consumer discretionary and industrials sectors for the Company.

The proxy statement for the Annual Meeting of Stockholders to be held in Baltimore on March 27, 2007, is expected to be mailed on or about February 16, 2007.

By order of the Board of Directors,

[GRAPHIC APPEARS HERE]               [GRAPHIC APPEARS HERE]
Douglas G. Ober,                     Joseph M. Truta,

Chairman and Chief                   President
Executive Officer

January 26, 2007

                      STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

                               December 31, 2006


Assets
Investments* at value:
  Common stocks and convertible securities
    (cost $871,858,922)                                                          $1,252,479,033
  Non-controlled affiliate, Petroleum & Resources Corporation
    (cost $34,735,404)                                                               73,169,458
  Short-term investments (cost $49,432,213)                                          49,432,213
  Securities lending collateral (cost $69,086,380)                                   69,086,380 $1,444,167,084
------------------------------------------------------------------------------------------------
Cash                                                                                                   501,080
Dividends receivable                                                                                 1,507,341
Prepaid pension cost                                                                                 3,362,803
Prepaid expenses and other assets                                                                    2,296,927
---------------------------------------------------------------------------------------------------------------
      Total Assets                                                                               1,451,835,235
---------------------------------------------------------------------------------------------------------------

Liabilities
Open written option contracts at value (proceeds $717,931)                                           1,015,840
Obligations to return securities lending collateral                                                 69,086,380
Accrued expenses and other liabilities                                                               4,314,705
---------------------------------------------------------------------------------------------------------------
      Total Liabilities                                                                             74,416,925
---------------------------------------------------------------------------------------------------------------
      Net Assets                                                                                $1,377,418,310
===============================================================================================================

Net Assets
Common Stock at par value $0.001 per share, authorized 150,000,000 shares;
  issued and outstanding 86,838,223 shares (includes 58,794 restricted
  shares, 7,500 restricted stock units, and 4,199 deferred stock units) (Note 6)                $       86,838
Additional capital surplus                                                                         954,499,749
Accumulated other comprehensive income (Note 5)                                                     (1,824,105)
Undistributed net investment income                                                                  4,632,588
Undistributed net realized gain on investments                                                       1,266,984
Unrealized appreciation on investments                                                             418,756,256
---------------------------------------------------------------------------------------------------------------
      Net Assets Applicable to Common Stock                                                     $1,377,418,310
===============================================================================================================
      Net Asset Value Per Share of Common Stock                                                         $15.86
===============================================================================================================

*See schedule of investments on pages 15 through 17.

The accompanying notes are an integral part of the financial statements.

                             STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                          Year Ended December 31, 2006

Investment Income
  Income:
    Dividends:
      From unaffiliated issuers                                    $ 22,729,733
      From non-controlled affiliate                                   1,606,317
    Interest and other income                                         1,896,214
-------------------------------------------------------------------------------
        Total income                                                 26,232,264
-------------------------------------------------------------------------------
  Expenses:
    Investment research                                               2,783,475
    Administration and operations                                     1,374,432
    Directors' fees                                                     352,820
    Reports and stockholder communications                              768,511
    Transfer agent, registrar and custodian expenses                    327,075
    Auditing and accounting services                                    125,196
    Legal services                                                      131,766
    Occupancy and other office expenses                                 351,952
    Travel, telephone and postage                                       106,643
    Other                                                               218,906
-------------------------------------------------------------------------------
        Total expenses                                                6,540,776
-------------------------------------------------------------------------------
        Net Investment Income                                        19,691,488
-------------------------------------------------------------------------------

Realized Gain and Change in Unrealized Appreciation on Investments
  Net realized gain on security transactions                         50,615,753
  Net realized gain distributed by regulated investment company
    (non-controlled affiliate)                                        5,938,128
  Change in unrealized appreciation on investments                  102,278,889
-------------------------------------------------------------------------------
        Net Gain on Investments                                     158,832,770
-------------------------------------------------------------------------------
Change in Net Assets Resulting from Operations                     $178,524,258
===============================================================================

The accompanying notes are an integral part of the financial statements.

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------



                                                                         For the Year Ended
                                                                   ------------------------------
                                                                    Dec. 31, 2006   Dec. 31, 2005
--------------------------------------------------------------------------------------------------
From Operations:
  Net investment income                                            $   19,691,488  $   18,288,551
  Net realized gain on investments                                     56,553,881      53,817,950
  Change in unrealized appreciation on investments                    102,278,889     (27,193,045)
  Adjustment to apply FASB Statement No. 158 (note 5)                 (1,824,105)              --
--------------------------------------------------------------------------------------------------
        Change in net assets resulting from operations                176,700,153      44,913,456
--------------------------------------------------------------------------------------------------

Distributions to Stockholders From:
  Net investment income                                               (19,554,259)    (18,634,893)
  Net realized gain from investment transactions                      (56,771,240)    (53,672,531)
--------------------------------------------------------------------------------------------------
        Decrease in net assets from distributions                     (76,325,499)    (72,307,424)
--------------------------------------------------------------------------------------------------

From Capital Share Transactions:
  Value of shares issued in payment of distributions                   31,661,698      30,523,934
  Cost of shares purchased (note 4)                                   (21,770,315)    (32,052,187)
  Deferred compensation (notes 4, 6)                                      423,621         101,973
--------------------------------------------------------------------------------------------------
        Change in net assets from capital share transactions           10,315,004      (1,426,280)
--------------------------------------------------------------------------------------------------
        Total Change in Net Assets                                    110,689,658     (28,820,248)

Net Assets:
  Beginning of year                                                 1,266,728,652   1,295,548,900
--------------------------------------------------------------------------------------------------
  End of year (including undistributed net investment
    income of $4,632,588 and $4,672,704, respectively)             $1,377,418,310  $1,266,728,652
==================================================================================================

The accompanying notes are an integral part of the financial statements.

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


1. Significant Accounting Policies

The Adams Express Company (the Company) is registered under the Investment Company Act of 1940 as a diversified investment company. The Company is an internally-managed fund whose investment objectives are preservation of capital, the attainment of reasonable income from investments, and an opportunity for capital appreciation.

Security Valuation -- Investments in securities traded on a national security exchange are valued at the last reported sale price on the day of valuation. Over-the-counter and listed securities for which a sale price is not available are valued at the last quoted bid price. Short-term investments (excluding purchased options) are valued at amortized cost. Purchased and written options are valued at the last quoted asked price.

Affiliated Companies -- Investments in companies 5% or more of whose outstanding voting securities are held by the Company are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940.

Security Transactions and Investment Income -- Investment transactions are accounted for on the trade date. Gain or loss on sales of securities and options is determined on the basis of identified cost. Dividend income and distributions to shareholders are recognized on the ex-dividend date, and interest income is recognized on the accrual basis.

2. Federal Income Taxes

The Company's policy is to distribute all of its taxable income to its shareholders in compliance with the requirements of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. For federal income tax purposes, the identified cost of securities at December 31, 2006 was $1,024,625,668, and net unrealized appreciation aggregated $419,541,416, of which the related gross unrealized appreciation and depreciation were $475,809,356 and $56,267,940, respectively. As of December 31, 2006, the tax basis of distributable earnings was $3,477,022 of undistributed ordinary income and no undistributed long-term capital gain.

Distributions paid by the Company during the year ended December 31, 2006 were classified as ordinary income of $22,964,152, and long-term capital gain of $53,361,347. In comparison, distributions paid by the Company during the year ended December 31, 2005 were classified as ordinary income of $26,198,384, and long-term capital gain of $46,109,040. The distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Accordingly, periodic reclassifications are made within the Company's capital accounts to reflect income and gains available for distribution under income tax regulations.

3. Investment Transactions

The Company's investment decisions are made by a committee of management, and recommendations to that committee are made by the research staff.

Purchases and sales of portfolio securities, other than options and short-term investments, during the year ended December 31, 2006 were $139,671,450 and $217,209,083, respectively. Options may be written (sold) or purchased by the Company. The Company, as writer of an option, bears the risks of possible illiquidity of the option markets and from movements in security values. The risk associated with purchasing an option is limited to the premium originally paid. A schedule of outstanding option contracts as of December 31, 2006 can be found on page 18.

Transactions in written covered call and collateralized put options during the year ended December 31, 2006 were as follows:

                                 Covered Calls      Collateralized Puts
                             --------------------  --------------------
                             Contracts  Premiums   Contracts  Premiums
                             --------- ----------  --------- ----------
       Options outstanding,
        December 31, 2005      2,320   $  244,294    2,465   $  317,641
       Options written         9,975    1,262,505   10,988    1,223,297
       Options terminated in
        closing purchase
        transactions          (1,650)    (203,033)  (3,645)    (439,498)
       Options expired        (6,330)    (741,110)  (7,330)    (845,453)
       Options exercised        (570)     (65,038)    (375)     (35,674)
       -----------------------------------------------------------------
       Options outstanding,
        December 31, 2006      3,745   $  497,618    2,103   $  220,313
       =================================================================

4. Capital Stock

The Company has 10,000,000 authorized and unissued preferred shares, $0.001 par value.

On December 27, 2005, the Company issued 2,400,624 shares of its Common Stock at a price of $12.715 per share (the average market price on December 12, 2005) to stockholders of record November 22, 2005 who elected to take stock in payment of the distribution from 2005 capital gain and investment income.

--------------------------------------------------------------------------------



On December 27, 2006, the Company issued 2,301,959 shares of its Common Stock at a price of $13.75 per share (the average market price on December 11, 2006) to stockholders of record November 21, 2006 who elected to take stock in payment of the distribution from 2006 capital gain and investment income. In addition, 722 shares were issued at a weighted average price of $13.43 per share as dividend equivalents to holders of deferred stock units and restricted stock units under the 2005 Equity Incentive Compensation Plan.

The Company may purchase shares of its Common Stock from time to time at such prices and amounts as the Board of Directors may deem advisable. Transactions in Common Stock for 2006 and 2005 were as follows:

                                  Shares                    Amount
                          ----------------------  --------------------------
                             2006        2005         2006          2005
                          ----------  ----------  ------------  ------------
   Shares issued in
    payment of
    distributions          2,302,681   2,400,624  $ 31,661,698  $ 30,523,934
   Shares purchased (at a
    weighted average
    discount from net
    asset value of 13.9%
    and 12.6%,
    respectively)         (1,623,542) (2,458,500)  (21,770,315)  (32,052,187)
   Net activity under the
    2005 Equity Incentive
    Compensation Plan         59,477      22,191       423,621       101,973
   --------------------------------------------------------------------------
   Net change                738,616     (35,685) $ 10,315,004  $ (1,426,280)
   ==========================================================================

5. Retirement Plans

The Company initially applied the provisions of Financial Accounting Standards Board ("FASB") Statement No. 158, Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans, at December 31, 2006. This accounting standard requires recognition of the overfunded or underfunded status of a defined benefit plan in the Statement of Assets and Liabilities, and recognition of changes in the funded status in the years in which the changes occur through the capital accounts. The transition rules for implementing the standard require applying the provisions as of the end of the year of initial implementation with no retrospective application. The incremental effects on the line items in the Statement of Assets and Liabilities at December 31, 2006, are as follows:

                                    Before                      After
                                Application of              Application of
                                Statement 158  Adjustments  Statement 158
                                -------------- -----------  --------------
     Prepaid pension cost       $    5,255,972 $(1,893,169) $    3,362,803
     ----------------------------------------------------------------------
     Total Assets               $1,453,728,404 $(1,893,169) $1,451,835,235
     ======================================================================
     Accrued expenses and other
      liabilities               $    4,383,769 $   (69,064) $    4,314,705
     ----------------------------------------------------------------------
     Total Liabilities          $   74,485,989 $   (69,064) $   74,416,925
     ======================================================================
     Accumulated other
      comprehensive income      $           -- $(1,824,105) $   (1,824,105)
     ----------------------------------------------------------------------
     Net Assets Applicable to
      Common Stock              $1,379,242,415 $(1,824,105) $1,377,418,310
     ======================================================================

The Company provides retirement benefits for its employees under a non-contributory qualified defined benefit pension plan and a non-contributory nonqualified defined benefit pension plan. The benefits are based on years of service and compensation during the last five years of employment.

The Company uses a December 31 measurement date for its plans.

                                                       2006         2005
                                                   -----------  -----------
    Change in benefit obligation
    Benefit obligation at beginning of year        $ 8,951,798  $ 8,349,320
    Service cost                                       460,969      359,998
    Interest cost                                      518,015      504,330
    Actuarial loss                                      70,276      (42,715)
    Benefits paid                                     (150,967)    (219,135)
    ------------------------------------------------------------------------
    Benefit obligation at end of year              $ 9,850,091  $ 8,951,798
    ========================================================================

    Change in plan assets
    Fair value of plan assets at beginning of year $10,063,296  $ 9,976,905
    Actual return on plan assets                       922,155      292,963
    Employer contribution                                   --       12,563
    Benefits paid                                     (150,967)    (219,135)
    ------------------------------------------------------------------------
    Fair value of plan assets at end of year        10,834,484  $10,063,296
    ========================================================================
    Funded status                                  $   984,393  $ 1,111,498
    ========================================================================
    Unrecognized prior service cost                $        --  $   456,052
    Unrecognized net loss                                   --    1,727,768
    ------------------------------------------------------------------------
    Net amount recognized                          $        --  $ 3,295,318
    ========================================================================

Items not yet recognized as a component of net periodic pension cost:

                                                        2006     2005
                                                     ---------- ------
          Prior service cost                         $  336,276 $   --
          Net (gain)/loss                             1,487,829     --
          ------------------------------------------------------------
          Total recognized as a charge to net assets $1,824,105 $   --
          ============================================================

--------------------------------------------------------------------------------



The accumulated benefit obligation for all defined benefit pension plans was $8,137,314 and $6,947,921 at December 31, 2006 and 2005, respectively.

                                                    2006       2005
                                                 ---------  ---------
         Components of net periodic pension cost
         Service cost                            $ 460,969  $ 359,998
         Interest cost                             518,015    504,330
         Actual return on plan assets             (922,155)  (292,963)
         Amortization of prior service cost        119,776    126,553
         Amortization of net (gain)/loss           180,764    188,462
         Deferred asset gain                       128,119   (504,070)
         -------------------------------------------------------------
         Net periodic pension cost               $ 485,488  $ 382,310
         =============================================================

In 2007, the Company estimates that $154,000 of prior service cost and $95,000 of net losses, for a total of $249,000, will be amortized from accumulated other comprehensive income into net periodic pension cost.

Assumptions used to determine benefit obligations and costs are:

                                                       2006  2005
                                                       ----- -----
              Discount rate                            5.75% 5.75%
              Expected long-term return on plan assets 8.00% 8.00%
              Rate of compensation increase            7.00% 7.00%

The assumption for the expected long-term return on plan assets is based on the actual long-term historical returns realized by the plan assets, weighted according to the current asset mix.

The asset allocations at December 31, 2006 and 2005, by asset category, are as follows:

                                                       2006 2005
                                                       ---- ----
               Asset Category
               Equity Securities & Equity Mutual Funds 68%  70%
               Fixed Income Mutual Funds               27%  28%
               Cash                                     5%   2%

Equity securities include Common Stock of the Company in the amount of $718,924 (6% of total plan assets) and $616,864 (6% of total plan assets) at December 31, 2006 and 2005, respectively.

The primary objective of the Company's pension plan is to provide capital appreciation, current income, and preservation of capital through a portfolio of stocks and fixed income securities. The equity portion of the portfolio may range from 50% to 75% of total portfolio assets. The fixed income portion of the portfolio may range from 25% to 50% of total portfolio assets and cash may range from 0% to 25% of total portfolio assets. Subject to these allocation ranges, the portfolio may be invested in any of the following securities: common stocks, preferred stocks, American Depository Receipts, foreign securities, mutual funds, convertible securities, municipal bonds, corporate bonds, U.S. government securities, and U.S. government agency securities.

The Company's policy is to contribute annually to the plans those amounts that can be deducted for federal income tax purposes, plus additional amounts as the Company deems appropriate in order to provide assets sufficient to meet benefits to be paid to plan participants. The Company anticipates making no contribution to the plans in 2007.

The following benefit payments, which reflect expected future service, are expected to be paid:


                                        Pension Benefits
                                        ----------------
                        2007               $  301,638
                        2008                  572,494
                        2009                  562,223
                        2010                  629,233
                        2011                  614,012
                        Years 2012-2016     3,294,160

The Company also sponsors a defined contribution plan that covers substantially all employees. The Company expensed contributions to this plan of $182,985 and $181,236 for the years ended December 31, 2006 and December 31, 2005, respectively. The Company does not provide postretirement medical benefits.

6. Equity-Based Compensation

The Stock Option Plan adopted in 1985 ("1985 Plan") has been discontinued and no further grants will be made under this plan, although unexercised awards granted in 2004 and prior years remain outstanding. The 1985 Plan permitted the issuance of stock options and stock appreciation rights for the purchase of up to 2,610,146 shares of the Company's Common Stock at the fair market value on the date of grant. The exercise price of the options and related stock appreciation rights is reduced by the per share amount of capital gains paid by the Company during subsequent years. Options are exercisable beginning not less than one year after the date of grant and stock appreciation rights are exercisable beginning not less than two years after the date of grant. The stock appreciation rights allow the holders to surrender their rights to exercise their options and receive cash or shares in an amount equal to the difference between the option exercise price and the fair market value of the Common Stock at the date of surrender. All options terminate 10 years from the date of grant if not exercised.

--------------------------------------------------------------------------------



A summary of option activity under the 1985 Plan as of December 31, 2006, and changes during the period then ended, is presented below:

                                                  Weighted-  Weighted-
                                                   Average    Average
                                                  Exercise   Remaining
                                         Options    Price   Life (Years)
                                         -------  --------- ------------
        Outstanding at December 31, 2005 254,766   $11.71       5.71
        Exercised                        (44,543)   8.34
        Forfeited                        (8,233)   10.87
        ----------------------------------------------------------------
        Outstanding at December 31, 2006 201,990   $11.81       4.79
        ----------------------------------------------------------------
        Exercisable at December 31, 2006 124,068   $12.03       4.75
        ================================================================

The options outstanding as of December 31, 2006 are set forth below:

                                                    Weighted   Weighted
                                                    Average    Average
                                          Options   Exercise  Remaining
       Exercise price                   Outstanding  Price   Life (Years)
       --------------                   ----------- -------- ------------
       $8.25-$10.49                        54,427    $ 9.23      3.57
       $10.50-$12.74                       96,415     10.89      6.12
       $12.75-$14.99                           --        --        --
       $15.00-$17.25                       51,148     16.29      3.59
       ------------------------------------------------------------------
       Outstanding at December 31, 2006   201,990    $11.81      4.79
       ==================================================================

Compensation cost resulting from stock options and stock appreciation rights granted under the 1985 Plan is based on the intrinsic value of the award, recognized over the award's vesting period, and remeasured at each reporting date through the date of settlement. The total compensation cost recognized for the year ended December 31, 2006 was $293,582.

The 2005 Equity Incentive Compensation Plan ("2005 Plan"), adopted at the 2005 Annual Meeting, permits the grant of stock options, restricted stock awards and other stock incentives to key employees and all non-employee directors. The 2005 Plan provides for the issuance of up to 3,413,131 shares of the Company's Common Stock, including both performance and nonperformance-based restricted stock. Performance-based restricted stock awards vest at the end of a specified three year period, with the ultimate number of shares earned contingent on achieving certain performance targets. If performance targets are not achieved, all or a portion of the performance-based restricted shares are forfeited and become available for future grants. Nonperformance-based restricted stock awards vest ratably over a three year period and nonperformance-based restricted stock units (granted to non-employee directors) vest over a one year period. It is the current intention that employee grants will be performance-based. The 2005 Plan provides for accelerated vesting in the event of death or retirement. Non- employee directors also may elect to defer a portion of their cash compensation, with such deferred amount to be paid by delivery of deferred stock units. Outstanding awards are granted at fair market value on grant date. The number of shares of Common Stock which remains available for future grants under the 2005 Plan at December 31, 2006 is 3,329,260 shares.

The Company pays dividends and dividend equivalents on outstanding awards, which are charged to net assets when paid. Dividends and dividend equivalents paid on restricted awards that are later forfeited are reclassified to compensation expense.

A summary of the status of the Company's awards granted under the 2005 Plan as of December 31, 2006, and changes during the period then ended, is presented below:

                                                      Weighted Average
                                                      Grant-Date Fair
          Awards                         Shares/Units      Value
          ------                         ------------ ----------------
          Balance at December 31, 2005      21,441        $12.57
          Granted:
            Restricted stock                49,500          12.93
            Restricted stock units           7,500          13.24
            Deferred stock units             4,199          13.17
          Vested                           (12,147)         12.58
          ------------------------------------------------------------
          Balance at December 31, 2006
           (includes 49,500 performance-
           based awards and 20,993
           nonperformance-based awards)     70,493        $ 12.92
          ============================================================

Compensation costs resulting from awards granted under the 2005 Plan are based on the fair value of the award on grant date (determined by the average of the high and low price on grant date) and recognized on a straight-line basis over the requisite service period. For those awards with performance conditions, compensation costs are based on the most probable outcome and, if such goals are not met, compensation cost is not recognized and any previously recognized compensation cost is reversed. The total compensation costs for restricted stock granted to employees for the year ended December 31, 2006 were $271,629. The total compensation costs for restricted stock units granted to non-employee directors for the year ended December 31, 2006 were $119,737. As of December 31, 2006, there were total unrecognized compensation costs of $527,227, a component of additional capital surplus, related to nonvested equity-based compensation arrangements granted under the 2005 Plan. Those costs are expected to be recognized over a weighted average period of 1.82 years. The total fair value of shares vested during the years ended December 31, 2006 and 2005 was $168,230 and $9,889, respectively.

--------------------------------------------------------------------------------



7. Expenses

The aggregate remuneration paid during the year ended December 31, 2006 to officers and directors amounted to $2,592,307, of which $339,415 was paid to directors who were not officers. These amounts represent the taxable income to the Company's officers and directors and therefore differ from the amounts reported in the accompanying Statement of Operations that are recorded and expensed in accordance with generally accepted accounting principles.

8. Portfolio Securities Loaned

The Company makes loans of securities to brokers, secured by cash, U.S. Government securities, or bank letters of credit. The Company accounts for securities lending transactions as secured financing and receives compensation in the form of fees or retains a portion of interest on the investment of any cash received as collateral. The Company also continues to receive interest or dividends on the securities loaned. The loans are secured at all times by collateral of at least 102% of the fair value of the securities loaned plus accrued interest. At December 31, 2006, the Company had securities on loan of $67,475,119, and held collateral of $69,086,380, consisting of an investment trust fund which may invest in money market instruments, commercial paper, repurchase agreements, U.S. Treasury Bills, and U.S. agency obligations.

9. New Accounting Pronouncements

In July 2006, the FASB released FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required to be implemented no later than the Company's June 29, 2007 net asset value. The application of FIN 48 is not expected to materially impact the Company's financial statements.

In September 2006, the FASB released Statement of Financial Accounting Standard No. 157, Fair Value Measurement ("FAS 157"), which provides enhanced guidance for using fair value to measure assets and liabilities. The standard requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations on an entity's financial performance. The standard does not expand the use of fair value in any circumstances, but provides clarification on acceptable fair valuation methods and applications. Adoption of FAS 157 is required for fiscal years beginning after November 15, 2007. Application of the standard is not expected to materially impact the Company's financial statements.

                             FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------



                                                                 Year Ended December 31
                                                 ------------------------------------------------------
                                                    2006       2005       2004       2003       2002
-------------------------------------------------------------------------------------------------------
Per Share Operating Performance
  Net asset value, beginning of year                 $14.71     $15.04     $14.36     $12.12     $16.05
-------------------------------------------------------------------------------------------------------
    Net investment income                              0.23       0.22      0.23*       0.19       0.20
    Net realized gains and increase (decrease)
      in unrealized appreciation                       1.86       0.32       1.39       2.85     (3.38)
    Adjustment to apply FASB
      Statement No. 158 (note 5)                     (0.02)      --         --         --         --
-------------------------------------------------------------------------------------------------------
  Total from investment operations                     2.07       0.54       1.62       3.04     (3.18)
-------------------------------------------------------------------------------------------------------
  Less distributions
    Dividends from net investment income             (0.23)     (0.22)     (0.24)     (0.17)     (0.19)
    Distributions from net realized gains            (0.67)     (0.64)     (0.66)     (0.61)     (0.57)
-------------------------------------------------------------------------------------------------------
  Total distributions                                (0.90)     (0.86)     (0.90)     (0.78)     (0.76)
-------------------------------------------------------------------------------------------------------
    Capital share repurchases                          0.04       0.05       0.02       0.04       0.05
    Reinvestment of distributions                    (0.06)     (0.06)     (0.06)     (0.06)     (0.04)
-------------------------------------------------------------------------------------------------------
  Total capital share transactions                   (0.02)     (0.01)     (0.04)     (0.02)       0.01
-------------------------------------------------------------------------------------------------------
  Net asset value, end of year                       $15.86     $14.71     $15.04     $14.36     $12.12
=======================================================================================================
  Per share market price, end of year                $13.87     $12.55     $13.12     $12.41     $10.57
-------------------------------------------------------------------------------------------------------

Total Investment Return
  Based on market price                               17.9%       2.2%      13.2%      25.2%    (20.6)%
  Based on net asset value                            15.0%       4.5%      12.1%      26.3%    (19.4)%

Ratios/Supplemental Data
  Net assets, end of year (in 000's)             $1,377,418 $1,266,729 $1,295,549 $1,218,862 $1,024,810
  Ratio of expenses to average net assets             0.50%      0.45%      0.43%      0.47%      0.34%
  Ratio of net investment income to
    average net assets                                1.50%      1.44%      1.54%      1.45%      1.42%
  Portfolio turnover                                 10.87%     12.96%     13.43%     12.74%     17.93%
  Number of shares outstanding at
    end of year (in 000's)                           86,838     86,100     86,135     84,886     84,536
-------------------------------------------------------------------------------------------------------

*In 2004 the Fund received $2,400,000, or $0.03 per share, in an extraordinary dividend from Microsoft Corp.

                            SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                               December 31, 2006

                                                    Shares    Value (A)
      -------------------------------------------------------------------
      Stocks and Convertible Securities -- 96.2%
        Consumer -- 18.0%
          Consumer Discretionary -- 7.7%
          BJ's Wholesale Club, Inc. (B)...........   500,000 $ 15,555,000
          Clear Channel Communications, Inc.......   350,000   12,439,000
          Comcast Corp. (B).......................   365,000   15,450,450
          Gannett Co., Inc........................   112,500    6,801,750
          Harley-Davidson, Inc....................   165,000   11,627,550
          Newell Rubbermaid Inc...................   400,000   11,580,000
          OSI Restaurant Partners, Inc............   315,000   12,348,000
          Ryland Group Inc........................    50,000    2,731,000
          Target Corp.............................   300,000   17,115,000
                                                             ------------
                                                              105,647,750
                                                             ------------
          Consumer Staples -- 10.3%
          Avon Products, Inc......................   430,000   14,207,200
          Bunge Ltd. (C)..........................   200,000   14,502,000
          Coca-Cola Co............................   200,000    9,650,000
          Dean Foods Co. (B)......................   340,000   14,375,200
          Del Monte Foods Co...................... 1,115,000   12,298,450
          PepsiCo, Inc............................   400,000   25,020,000
          Procter & Gamble Co.....................   340,000   21,851,800
          Safeway Inc.............................   423,000   14,618,880
          Unilever plc ADR........................   550,000   15,301,000
                                                             ------------
                                                              141,824,530
                                                             ------------
        Energy -- 11.7%
          ConocoPhillips..........................   345,000   24,822,750
          ENSCO International, Inc................   209,150   10,470,049
          Exxon Mobil Corp........................   215,000   16,475,450
          Marathon Oil Co.........................   120,000   11,100,000
          Murphy Oil Corp.........................    38,500    1,957,725
          Petroleum & Resources Corporation (D)... 2,186,774   73,169,458
          Schlumberger Ltd........................   380,000   24,000,800
                                                             ------------
                                                              161,996,232
                                                             ------------
        Financial -- 17.9%
          Banking -- 14.0%
          BankAtlantic Bancorp....................   880,000   12,152,800
          Bank of America Corp....................   610,000   32,567,900
          Bank of New York Co., Inc. (The)........   375,000   14,763,750
          Compass Bancshares Inc. (C).............   300,000   17,895,000
          Fifth Third Bancorp.....................   280,000   11,460,400
          Investors Financial Services Corp. (C)..   382,500   16,321,275
          Morgan Stanley..........................   200,000   16,286,000
          Prosperity Bancshares Inc...............   200,000    6,902,000
          Wachovia Corp...........................   470,000   26,766,500
          Wells Fargo & Co........................   650,000   23,114,000
          Wilmington Trust Corp...................   363,000   15,307,710
                                                             ------------
                                                              193,537,335
                                                             ------------
          Insurance -- 3.9%
          AMBAC Financial Group, Inc..............   200,000   17,814,000
          American International Group, Inc.......   500,000   35,830,000
                                                             ------------
                                                               53,644,000
                                                             ------------

--------------------------------------------------------------------------------

                               December 31, 2006


                                                    Shares    Value (A)
      -------------------------------------------------------------------
        Health Care -- 12.8%
          Abbott Laboratories.....................   320,000 $ 15,587,200
          Advanced Medical Optics, Inc. (B) (C)...   325,000   11,440,000
          Bristol-Myers Squibb Co.................   345,000    9,080,400
          Caremark Rx Inc.........................   245,000   13,991,950
          Genentech, Inc. (B).....................   220,000   17,848,600
          Johnson & Johnson.......................   255,000   16,835,100
          MedImmune, Inc. (B).....................   225,000    7,283,250
          Medtronic, Inc..........................   310,000   16,588,100
          Pfizer Inc.............................. 1,120,000   29,008,000
          Teva Pharmaceutical Industries Ltd ADR..   385,000   11,965,800
          Wyeth Co................................   325,000   16,549,000
          Zimmer Holdings, Inc. (B)...............   125,000    9,797,500
                                                             ------------
                                                              175,974,900
                                                             ------------
        Industrials -- 12.9%
          Cintas Corp.............................   300,000   11,913,000
          Curtiss-Wright Corp.....................   460,000   17,056,800
          Donnelley (R.R.) & Sons Co. (C).........   100,000    3,554,000
          Emerson Electric Co.....................   400,000   17,628,000
          Essex Corp. (B).........................   174,800    4,179,468
          General Electric Co..................... 1,487,700   55,357,317
          Illinois Tool Works Inc.................   250,000   11,547,500
          Masco Corp. (C).........................   450,000   13,441,500
          3M Co...................................   160,000   12,468,800
          United Parcel Service, Inc..............   155,000   11,621,900
          United Technologies Corp................   300,000   18,756,000
                                                             ------------
                                                              177,524,285
                                                             ------------
        Information Technology -- 11.4%
          Communication Equipment -- 1.3%
          Avaya Inc. (B)..........................   600,000    8,388,000
          Corning Inc. (B)........................   500,000    9,355,000
                                                             ------------
                                                               17,743,000
                                                             ------------
          Computer Related -- 8.5%
          Automatic Data Processing Inc...........   300,000   14,775,000
          BEA Systems, Inc. (B)...................   800,000   10,064,000
          Cisco Systems, Inc. (B).................   850,000   23,230,500
          Dell Inc. (B)...........................   585,000   14,677,650
          Microsoft Corp.......................... 1,180,000   35,234,800
          Oracle Corp. (B)........................ 1,100,000   18,854,000
                                                             ------------
                                                              116,835,950
                                                             ------------
          Electronics -- 1.6%
          Cree, Inc. (B) (C)......................   375,000    6,495,000
          Intel Corp..............................   800,000   16,200,000
                                                             ------------
                                                               22,695,000
                                                             ------------

--------------------------------------------------------------------------------

                               December 31, 2006

                                                                 Prin. Amt.
                                                                 or Shares      Value (A)
--------------------------------------------------------------------------------------------
  Materials -- 5.3%
    Air Products and Chemicals, Inc.............................     250,000 $   17,570,000
    duPont (E.I.) de Nemours and Co.............................     360,000     17,535,600
    Florida Rock Industries Inc. (C)............................     200,000      8,610,000
    Martin Marietta Materials, Inc..............................      83,000      8,624,530
    Rohm & Haas Co..............................................     400,000     20,448,000
                                                                             --------------
                                                                                 72,788,130
                                                                             --------------
  Telecom Services -- 2.7%
    Alltel Corp.................................................     300,000     18,144,000
    AT&T Corp...................................................     400,000     14,300,000
    Windstream Corp.............................................     310,178      4,410,731
                                                                             --------------
                                                                                 36,854,731
                                                                             --------------
  Utilities -- 3.5%
    Aqua America, Inc. (C)......................................     608,000     13,850,240
    Duke Energy Corp............................................     611,560     20,309,908
    MDU Resources Group, Inc....................................     562,500     14,422,500
                                                                             --------------
                                                                                 48,582,648
                                                                             --------------
Total Stocks and Convertible Securities
  (Cost $906,594,326) (E).......................................              1,325,648,491
                                                                             --------------
Short-Term Investments -- 3.6%
    U.S. Government Obligations -- 1.2%
    U.S. Treasury Bills, 4.93%, due 2/15/07..................... $16,500,000     16,398,319
                                                                             --------------
    Time Deposit -- 0.0%
    Bank of America Corp., 4.55%, due 1/2/07....................                    286,455
                                                                             --------------
    Commercial Paper -- 2.4%
    Chevron Funding Co., 5.20-5.23%, due 1/2/07-1/11/07......... $12,700,000     12,692,139
    Coca-Cola Enterprises 5.26%, due 1/23/07.................... $ 7,700,000      7,675,249
    General Electric Capital Corp., 5.24%, due 1/16/07.......... $ 3,900,000      3,891,485
    Toyota Motor Credit Corp., 5.25%, due 1/9/07-1/11/07........ $ 8,500,000      8,488,566
                                                                             --------------
      Total Commercial Paper....................................                 32,747,439
                                                                             --------------
Total Short-Term Investments
  (Cost $49,432,213)............................................                 49,432,213
                                                                             --------------
Total Securities Lending Collateral -- 5.0%
  (Cost $69,086,380)
    Brown Brothers Investment Trust, 5.26%, due 1/2/07..........                 69,086,380
                                                                             --------------
Total Investments -- 104.8%
  (Cost $1,025,112,919).........................................              1,444,167,084
    Cash, receivables, prepaid expenses and other assets, less
      liabilities -- (4.8)%.....................................                (66,748,774)
                                                                             --------------
Net Assets -- 100.0%............................................             $1,377,418,310

================================================================================
Notes:
(A) See note 1 to financial statements. Securities are listed on the New York Stock Exchange, the American Stock Exchange, or the NASDAQ, except restricted securities.
(B) Presently non-dividend paying.
(C) All or a portion of these securities are on loan. See Note 8 to Financial Statements.
(D) Non-controlled affiliate, a closed-end sector fund, registered as an investment company under the Investment Company Act of 1940.
(E) The aggregate market value of stocks held in escrow at December 31, 2006 covering open call option contracts written was $25,200,685. In addition, the required aggregate market value of securities segregated by the custodian to collateralize open put option contracts written was $7,971,500.

                   SCHEDULE OF OUTSTANDING OPTION CONTRACTS
--------------------------------------------------------------------------------

                               December 31, 2006



 Contracts                                                  Contract
(100 shares                                         Strike Expiration     Appreciation/
   each)                   Security                 Price     Date        (Depreciation)
----------------------------------------------------------------------------------------

                                   COVERED CALLS
     100    AMBAC Financial Group, Inc............. $ 90   Jan  07        $  12,199
     100    AMBAC Financial Group, Inc.............  90    Feb  07            6,699
     200    American International Group, Inc......  70    Feb  07          (35,601)
     200    Bunge Ltd..............................  65    Jan  07         (137,601)
     100    Bunge Ltd..............................  70    Apr  07          (53,125)
     150    Bunge Ltd..............................  75    Apr  07          (31,201)
     100    Bunge Ltd..............................  80    Apr  07           (2,300)
     150    Comcast Corp...........................  40    Jan  07          (24,450)
     200    Emerson Electric Co.................... 47.50  Mar  07              700
     100    Harley-Davidson, Inc...................  65    Jan  07          (43,801)
     100    Harley-Davidson, Inc...................  70    Jan  07          (17,800)
     250    Harley-Davidson, Inc...................  65    Feb  07         (137,626)
     100    Harley-Davidson, Inc...................  80    May  07           (5,000)
     100    Investors Financial Services Corp......  50    Jan  07           19,199
     200    Investors Financial Services Corp......  55    Jan  07           22,399
     200    Marathon Oil Co........................  100   Jan  07           28,171
     100    Marathon Oil Co........................  105   Apr  07           (1,276)
     100    Martin Marietta Materials, Inc.........  100   Jan  07          (38,301)
     150    Martin Marietta Materials, Inc.........  115   Jan  07           12,299
     100    Morgan Stanley.........................  75    Jan  07          (51,800)
     200    Rohm & Haas Co.........................  55    Jan  07           15,399
     200    Ryland Group Inc.......................  60    Jan  07           13,399
     100    Target Corp............................  55    Jan  07           (5,801)
      45    3M Co..................................  85    Apr  07            1,890
     100    United Technologies Corp...............  70    Jan  07           10,200
     100    United Technologies Corp...............  75    May  07           10,700
     100    Wyeth Co...............................  55    Jan  07            9,705
     100    Zimmer Holdings, Inc...................  80    Jan  07            2,267
   -----                                                                  ---------
   3,745                                                                   (420,457)
   -----                                                                  ---------

                         COLLATERALIZED PUTS
     150    Advanced Medical Optics, Inc...........  35    Apr  07          (10,951)
     150    Avon Products, Inc.....................  25    Jan  07           14,550
     250    Essex Corp............................. 17.50  Feb  07           15,999
     200    Florida Rock Industries Inc............  30    Jan  07           20,399
     100    Marathon Oil Co........................ 67.50  Jan  07           10,700
     200    Martin Marietta Materials, Inc.........  75    Jan  07           20,963
     200    Masco Corp.............................  25    Jan  07           16,399
      53    Ryland Group Inc.......................  30    Jan  07            5,141
     100    Ryland Group Inc.......................  40    Apr  07            3,750
     100    Ryland Group Inc....................... 42.50  Apr  07            3,700
     100    Teva Pharmaceutical Industries Ltd. ADR 32.50  Jan  07           (6,300)
     200    Teva Pharmaceutical Industries Ltd. ADR  30    Mar  07            2,399
     200    Wachovia Corp.......................... 47.50  Jan  07           17,399
     100    Wachovia Corp..........................  50    Apr  07            8,400
   -----                                                                  ---------
   2,103                                                                    122,548
   -----                                                                  ---------
                                                                          $(297,909)
                                                                          =========

                        CHANGES IN PORTFOLIO SECURITIES
--------------------------------------------------------------------------------

                During the Three Months Ended December 31, 2006
                                  (unaudited)


                                                         Shares
                                       ------------------------------------------
                                                                        Held
                                        Additions      Reductions   Dec. 31, 2006
                                       ---------     ----------     -------------
Advanced Medical Optics, Inc..........   15,000                         325,000
Alcatel-Lucent ADR....................  204,960/(1)/   204,960               --
Dell Inc..............................   20,000                         585,000
Emerson Electric Co...................  200,000/(2)/                    400,000
ENSCO International, Inc..............   75,000                         209,150
Essex Corp............................   58,300                         174,800
Intel Corp............................  250,000                         800,000
KBW, Inc..............................    5,000          5,000               --
Petroleum & Resources Corporation.....  200,778/(3)/                  2,186,774
Prosperity Bancshares Inc.............  200,000                         200,000
Teva Pharmaceutical Industries Ltd ADR  365,000                         385,000
AMBAC Financial Group, Inc............                  40,000          200,000
AT&T Corp.............................                 195,000          400,000
BP plc ADR............................                  95,000               --
Bunge Ltd.............................                  35,000          200,000
Cisco Systems, Inc....................                 260,000          850,000
Dean Foods Co.........................                  10,000          340,000
Donnelley (R.R.) & Sons Co............                 125,000          100,000
Harley-Davidson, Inc..................                  35,000          165,000
Laboratory Corp. of America Holdings..                 140,000               --
Lucent Technologies Inc...............               2,900,000/(1)/          --
Oracle Corp...........................                 256,001        1,100,000
Solectron Corp........................               1,850,000               --
Target Corp...........................                  50,000          300,000
Wilmington Trust Corp.................                  57,000          363,000

--------
(1) Received 204,960 shares of Alcatel-Lucent ADR for 1,050,000 shares of Lucent Technologies Inc. surrendered. Sold 1,850,000 shares of Lucent Technologies Inc. prior to the merger.
(2) By stock split.
(3) By dividend reinvestment.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------


To the Board of Directors and Stockholders of The Adams Express Company:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Adams Express Company (hereafter referred to as the "Company") at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland
January 19, 2007


                           -------------------------

                        HISTORICAL FINANCIAL STATISTICS
--------------------------------------------------------------------------------

                                  (unaudited)

                                                          Dividends  Distributions     Total
                                                             From      From Net      Dividends
                                    Net Asset    Market   Investment   Realized         and          Annual
           Value Of       Shares      Value      Value      Income       Gains     Distributions    Rate of
Dec. 31   Net Assets   Outstanding* Per Share* Per Share* Per Share*  Per Share*    Per Share*   Distribution**
---------------------------------------------------------------------------------------------------------------
 1992   $  696,924,779  51,039,938    $13.65     $13.33      $.31        $ .77         $1.08          8.47%
 1993      840,610,252  63,746,495     13.19      11.92       .30          .79          1.09          8.17
 1994      798,297,600  66,584,985     11.99      10.42       .33          .73          1.06          9.27
 1995      986,230,914  69,248,276     14.24      12.33       .35          .76          1.11          9.53
 1996    1,138,760,396  72,054,792     15.80      13.17       .35          .80          1.15          8.95
 1997    1,424,170,425  74,923,859     19.01      16.13       .29         1.01          1.30          8.65
 1998    1,688,080,336  77,814,977     21.69      17.75       .30         1.10          1.40          8.17
 1999    2,170,801,875  80,842,241     26.85      22.38       .26         1.37          1.63          8.53
 2000    1,951,562,978  82,292,262     23.72      21.00       .22         1.63          1.85          7.76
 2001    1,368,366,316  85,233,262     16.05      14.22       .26         1.39          1.65          9.44
 2002    1,024,810,092  84,536,250     12.12      10.57       .19          .57           .76          6.14
 2003    1,218,862,456  84,886,412     14.36      12.41       .17          .61           .78          6.80
 2004    1,295,548,900  86,135,292     15.04      13.12       .24          .66           .90          7.05
 2005    1,266,728,652  86,099,607     14.71      12.55       .22          .64           .86          6.65
 2006    1,377,418,310  86,838,223     15.86      13.87       .23          .67           .90          6.80

--------
*  Adjusted to reflect the 3-for-2 stock split effected in October 2000.
** The annual rate of distribution is the total dividends and capital gain distributions during the year divided by the average daily market price of the Company's Common Stock.



                           -------------------------

                                 Common Stock
                     Listed on the New York Stock Exchange

                           The Adams Express Company
            Seven St. Paul Street, Suite 1140, Baltimore, MD 21202
                       (410) 752-5900 or (800) 638-2479
                         Website: www.adamsexpress.com
                       E-mail: contact@adamsexpress.com
                      Counsel: Chadbourne & Parke L.L.P.
   Independent Registered Public Accounting Firm: PricewaterhouseCoopers LLP
        Transfer Agent & Registrar: American Stock Transfer & Trust Co.
            Custodian of Securities: Brown Brothers Harriman & Co.

                               OTHER INFORMATION
--------------------------------------------------------------------------------



Statement on Quarterly Filing of Complete Portfolio Schedule
In addition to publishing its complete schedule of portfolio holdings in the First and Third Quarter Reports to shareholders, the Company also files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Company's Forms N-Q are available on the Commission's website at www.sec.gov. The Company's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Company also posts its Forms N-Q on its website at: www.adamsexpress.com. under the heading "Financial Reports".

Annual Certification
The Company's CEO has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Proxy Voting Policies and Record
A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities owned by the Company and information as to how the Company voted proxies relating to portfolio securities during the 12 month period ended June 30, 2006 are available (i) without charge, upon request, by calling the Company's toll free number at
(800) 638-2479; (ii) on the Company's website by clicking on "Corporate Information" heading on the website; and (iii) on the Securities and Exchange Commission's website at www.sec.gov.

Forward-Looking Statements
This report contains "forward-looking statements" within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Company's actual results are the performance of the portfolio of stocks held by the Company, the conditions in the U.S. and international financial markets, the price at which shares of the Company will trade in the public markets, and other factors discussed in the Company's periodic filings with the Securities and Exchange Commission.

Privacy Policy
In order to conduct its business, the Company, through its transfer agent, currently American Stock Transfer & Trust Company, collects and maintains certain nonpublic personal information about our stockholders of record with respect to their transactions in shares of our securities. This information includes the stockholder's address, tax identification or Social Security number, share balances, and dividend elections. We do not collect or maintain personal information about stockholders whose shares of our securities are held in "street name" by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, our other stockholders or our former stockholders to third parties unless necessary to process a transaction, service an account or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about our stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

                          SPECIAL STOCKHOLDER MEETING
--------------------------------------------------------------------------------

A special meeting of stockholders was held on Tuesday, November 7, 2006. The purpose of the meeting was to approve a comprehensive rewriting and updating of the Company's corporate charter. All of the proposed charter amendments were approved by the stockholders. The results of the voting on the eight proposals were as follows:

                                                             For      Against   Abstain
                                                          ---------- --------- ---------
Proposal 1 -- Purpose of the Company..................... 49,540,644 5,129,444 1,379,302

Proposal 2 -- Classification, designation, etc., of stock 48,157,962 6,401,838 1,489,588

Proposal 3 -- Stockholder voting......................... 47,815,151 6,703,051 1,531,184

Proposal 4 -- Stockholder election of directors.......... 48,104,483 6,290,312 1,654,590

Proposal 5 -- Power to amend bylaws...................... 46,942,610 7,448,398 1,668,694

Proposal 6 -- Quorum for stockholder meetings............ 48,301,556 6,280,923 1,466,905

Proposal 7 -- Determinations by the Board................ 48,218,222 6,230,818 1,600,344

Proposal 8 -- Miscellaneous conforming amendments........ 47,773,356 6,212,332 2,063,694

--------------------------------------------------------------------------------
 This report, including the financial statements herein, is transmitted to the stockholders of The Adams Express Company for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Company or of any securities mentioned in the report.
 The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is not indicative of future investment results.
--------------------------------------------------------------------------------

                     SHAREHOLDER INFORMATION AND SERVICES
--------------------------------------------------------------------------------

WE ARE OFTEN ASKED --

How do I invest in Adams Express?

Adams Express Common Stock is listed on the New York Stock Exchange. The stock's ticker symbol is "ADX" and may be bought and sold through registered investment security dealers. Your broker will be able to assist you in this regard. In addition, stock may be purchased through our transfer agent, American Stock Transfer & Trust Company's INVESTORS CHOICE Plan (see page 25).

Where do I get information on the stock's price, trading and/or net asset value?

The daily net asset value (NAV) per share and closing market price may be obtained from our website at www.adamsexpress.com. The daily NAV is also available on the NASDAQ Mutual Fund Quotation System under the symbol XADEX. The week-ending NAV is published on Saturdays in various newspapers.

Adams Express daily trading is shown in the stock tables of many daily newspapers, often with the abbreviated form "AdaEx." Local newspapers determine, usually by volume of traded shares, which securities to list. If your paper does not carry our listing, please telephone the Company at (800) 638-2479 or visit our website.

How do I replace a lost certificate(s) or how do I correct a spelling error on my certificate?

Your Adams Express stock certificates are valuable documents and should be kept in a safe place. For tax purposes, keep a record of each certificate, including the cost or market value of the shares it covers at the time acquired. If a certificate is lost, destroyed or stolen, notify the transfer agent immediately so a "stop transfer" order can be placed on the records to prevent an unauthorized transfer of your certificate. The necessary forms and requirements to permit the issuance of a replacement certificate will then be sent to you. A certificate can be replaced only after the receipt of an affidavit regarding the loss accompanied by an open surety bond, for which a small premium is paid by the stockholder.

In the event a certificate is issued with the holder's name incorrectly spelled, a correction can only be made if the certificate is returned to the transfer agent with instructions for correcting the error. Transferring shares to another name also requires that the certificate be forwarded to the transfer agent with the appropriate assignment forms completed and the signature of the registered owner Medallion guaranteed by a bank or member firm of The New York Stock Exchange, Inc.

Is direct deposit of my dividend checks available?

Yes, our transfer agent offers direct deposit of your interim dividend and year-end distribution checks. You can request direct deposit with American Stock Transfer either on-line or by calling them at the phone number provided on page 25.

Who do I notify of a change of address?

The transfer agent.

We go to Florida (Arizona) every winter. How do we get our mail from Adams Express?

The transfer agent can program a seasonal address into its system; simply send the temporary address and the dates you plan to be there to the transfer agent.

I want to give shares to my children, grandchildren, etc. as a gift. How do I go about it?

Giving shares of Adams Express is simple and is handled through our transfer agent. The stock transfer rules are clear and precise for most forms of transfer. They will vary slightly depending on each transfer, so write to the transfer agent stating the exact intent of your gift plans and the transfer agent will send you the instructions and forms necessary to effect your transfer.

How do I transfer shares held at American Stock Transfer (AST)?

There are many circumstances that require the transfer of shares to new registrations, e.g., marriage, death, a child reaching the age of maturity, or giving shares as a gift. Each situation requires different forms of documentation to support the transfer. You may obtain transfer instructions and download the necessary forms from our transfer agent's website:
www.amstock.com. Click on Shareholder Services, then General Shareholder Information and Transfer Instructions.

--------------------------------------------------------------------------------



DIVIDEND PAYMENT SCHEDULE

The Company presently pays dividends four times a year, as follows: (a) three interim distributions on or about March 1, June 1, and September 1, and (b) a "year-end" distribution, payable in late December, consisting of the estimated balance of the net investment income for the year and the net realized capital gain earned through October 31. Stockholders may elect to receive the year-end distribution in stock or cash. In connection with this distribution, all stockholders of record are sent a dividend announcement notice and an election card in mid-November.

Stockholders holding shares in "street" or brokerage accounts may make their election by notifying their brokerage house representative.

INVESTORS CHOICE

INVESTORS CHOICE is a direct stock purchase and sale plan, as well as a dividend reinvestment plan, sponsored and administered by our transfer agent, American Stock Transfer & Trust Company (AST). The Plan provides registered stockholders and interested first time investors an affordable alternative for buying, selling, and reinvesting in Adams Express shares.

The costs to participants in administrative service fees and brokerage commissions for each type of transaction are listed below.


Initial Enrollment and
 Optional Cash Investments
  Service Fee                            $2.50 per investment
  Brokerage Commission                        $0.05 per share

Reinvestment of Dividends*
  Service Fee                           2% of amount invested
                          (maximum of $2.50 per investment)
  Brokerage Commission                        $0.05 per share

Sale of Shares
  Service Fee                                          $10.00
  Brokerage Commission                        $0.05 per share

Deposit of Certificates for safekeeping
 (waived if sold)                                       $7.50
Book to Book Transfers                               Included
To transfer shares to another participant or to a new
participant

Fees are subject to change at any time.

Minimum and Maximum Cash Investments
Initial minimum investment (non-holders)              $500.00
Minimum optional investment
 (existing holders)                                    $50.00
Electronic Funds Transfer
 (monthly minimum)                                     $50.00
Maximum per transaction                            $25,000.00
Maximum per year                                         NONE

A brochure which further details the benefits and features of INVESTORS CHOICE as well as an enrollment form may be obtained by contacting AST.

For Non-registered Shareholders

For shareholders whose stock is held by a broker in "street" name, the AST INVESTORS CHOICE Direct Stock Purchase and Sale Plan remains available through many registered investment security dealers. If your shares are currently held in a "street" name or brokerage account, please contact your broker for details about how you can participate in AST's Plan or contact AST.

                                  ----------

                                  The Company
                           The Adams Express Company
                            Lawrence L. Hooper, Jr.
                 Vice President, General Counsel and Secretary
            Seven St. Paul Street, Suite 1140, Baltimore, MD 21202
                                (800) 638-2479
                         Website: www.adamsexpress.com
                       E-mail: contact@adamsexpress.com

                              The Transfer Agent
                    American Stock Transfer & Trust Company
                       Address Shareholder Inquiries to:
                       Shareholder Relations Department
                                59 Maiden Lane
                              New York, NY 10038
                                (877) 260-8188
                           Website: www.amstock.com
                           E-mail: info@amstock.com

                       Investors Choice Mailing Address:
                       Attention: Dividend Reinvestment
                                 P.O. Box 922
                              Wall Street Station
                            New York, NY 10269-0560
                           Website: www.amstock.com
                           E-mail: info@amstock.com

*The year-end dividend and capital gain distribution will usually be made in newly issued shares of common stock. There are no fees or commissions in connection with this dividend and capital gain distribution when made in newly issued shares.

                              BOARD OF DIRECTORS
--------------------------------------------------------------------------------


                                                                                    Number of
                                                                                    portfolios
                                                                                    in fund
                          Position  Term   Length                                   complex
Personal                  held with of     of time Principal Occupations            overseen    Other
Information               the fund  office served  during the last 5 years          by director directorships
---------------------------------------------------------------------------------------------------------------------------
Independent Directors

 Enrique R. Arzac, Ph.D.  Director   One    Since  Professor of Finance and             Two     Director of Petroleum &
 7 St. Paul Street,                  Year   1983   Economics, formerly, Vice Dean               Resources Corporation and
 Suite 1140                                        of Academic Affairs of the                   Credit Suisse Asset
 Baltimore, MD 21202                               Graduate School of Business,                 Management Funds
 Age 65                                            Columbia University.                         (28 funds) (investment
                                                                                                companies).
---------------------------------------------------------------------------------------------------------------------------
 Phyllis O. Bonanno       Director   One    Since  President & CEO of International     Two     Director of Petroleum &
 7 St. Paul Street,                  Year   2003   Trade Solutions, Inc.                        Resources Corporation
 Suite 1140                                        (consultants). Formerly,                     (investment company), Borg-
 Baltimore, MD 21202                               President of Columbia College,               Warner Inc. (industrial),
 Age 63                                            Columbia, South Carolina, and                Mohawk Industries, Inc.
                                                   Vice President of Warnaco Inc.               (carpets and flooring).
                                                   (apparel).
---------------------------------------------------------------------------------------------------------------------------
 Daniel E. Emerson        Director   One    Since  Retired Executive Vice               Two     Director of Petroleum &
 7 St. Paul Street,                  Year   1982   President of NYNEX Corp.                     Resources Corporation
 Suite 1140                                        (communications), retired                    (investment company).
 Baltimore, MD 21202                               Chairman of the Board of both
 Age 82                                            NYNEX Information Resources
                                                   Co. and NYNEX Mobile
                                                   Communications Co. Previously
                                                   Executive Vice President and
                                                   Director of New York Telephone
                                                   Company.
---------------------------------------------------------------------------------------------------------------------------
 Frederic A. Escherich    Director   One    Since  Private Investor. Formerly,          Two     Director of Petroleum &
 7 St. Paul Street,                  Year   2006   Managing Director and head of                Resources Corporation
 Suite 1140                                        Mergers and Acquisitions                     (investment company).
 Baltimore, MD 21202                               Research and the Financial
 Age 54                                            Advisory Department with
                                                   J.P. Morgan.
---------------------------------------------------------------------------------------------------------------------------
 Roger W. Gale, Ph.D.     Director   One    Since  President & CEO of GF Energy,        Two     Director of Petroleum &
 7 St. Paul Street,                  Year   2005   LLC (consultants to electric                 Resources Corporation
 Suite 1140                                        power companies). Formerly,                  (investment company), Ormat
 Baltimore, MD 21202                               member of management group,                  (geothermal and renewable
 Age 60                                            PA Consulting Group (energy                  energy), and U.S. Energy
                                                   consultants).                                Association.
---------------------------------------------------------------------------------------------------------------------------
 Thomas H. Lenagh         Director   One    Since  Financial Advisor. Formerly,         Two     Director of Petroleum &
 7 St. Paul Street,                  Year   1968   Chairman of the Board and CEO                Resources Corporation,
 Suite 1140                                        of Greiner Engineering Inc.                  Cornerstone Funds, Inc. (2
 Baltimore, MD 21202                               (formerly Systems Planning                   funds) (investment
 Age 88                                            Corp.) (consultants). Formerly,              companies), and Photonics
                                                   Treasurer and Chief Investment               Product Group (crystals).
                                                   Officer of the Ford Foundation
                                                   (charitable foundation).
---------------------------------------------------------------------------------------------------------------------------
 Kathleen T. McGahran,    Director   One    Since  Principal & Director of Pelham       Two     Director of Petroleum &
 Ph.D., J.D., C.P.A.                 Year   2003   Associates, Inc. (executive                  Resources Corporation
 7 St. Paul Street,                                education). Adjunct Associate                (investment company).
 Suite 1140                                        Professor, Columbia Executive
 Baltimore, MD 21202                               Education, Graduate School of
 Age 56                                            Business, Columbia University.
                                                   Formerly, Associate Dean and
                                                   Director of Executive Education,
                                                   and Associate Professor,
                                                   Columbia University.
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                                                                  Number of
                                                                                  portfolios
                                                                                  in fund
                        Position  Term   Length                                   complex
Personal                held with of     of time  Principal Occupations           overseen    Other
Information             the fund  office served   during the last 5 years         by director directorships
--------------------------------------------------------------------------------------------------------------------------
Independent Directors (continued)

 John J. Roberts        Director   One   Since    Retired Senior Advisor,             Two     Director of Petroleum &
 7 St. Paul Street,                Year  1976     formerly, Vice-Chairman                     Resources Corporation
 Suite 1140                                       External Affairs, American                  (investment company) and
 Baltimore, MD 21202                              International Group, Inc.                   Honorary Director of
 Age 84                                           (insurance). Formerly, Chairman             American International
                                                  and CEO of American                         Group, Inc.
                                                  International Underwriters
                                                  Corporation. Previously,
                                                  President of American
                                                  International Underwriters
                                                  Corporation-U.S./ Overseas
                                                  Operations.
--------------------------------------------------------------------------------------------------------------------------
 Craig R. Smith, M.D.   Director   One   Since    President, Williston Consulting     Two     Director of Petroleum &
 7 St. Paul Street,                Year  2005     LLC (consultants to                         Resources Corporation
 Suite 1140                                       pharmaceutical and                          (investment company),
 Baltimore, MD 21202                              biotechnology industries).                  LaJolla Pharmaceutical
 Age 60                                           Formerly, Chairman, President &             Company, and Depomed, Inc.
                                                  CEO of Guilford                             (specialty pharmaceuticals).
                                                  Pharmaceuticals
                                                  (pharmaceuticals &
                                                  biotechnology).
--------------------------------------------------------------------------------------------------------------------------

Interested Director

 Douglas G. Ober        Director,  One   Director Chairman & CEO of the               Two     Director of Petroleum &
 7 St. Paul Street,     Chairman   Year  Since    Company and Petroleum &                     Resources Corporation
 Suite 1140             and              1989;    Resources Corporation.                      (investment company).
 Baltimore, MD 21202    CEO              Chairman
 Age 60                                  of the
                                         Board
                                         Since
                                         1991
--------------------------------------------------------------------------------------------------------------------------

                           THE ADAMS EXPRESS COMPANY
--------------------------------------------------------------------------------

                              Board Of Directors

             Enrique R. Arzac/(1)(3)/        Thomas H. Lenagh/(1)(4)/

             Phyllis O. Bonanno/(1)(4)/      Kathleen T. McGahran/(2)(4)/

             Daniel E. Emerson/(2)(3)/       Douglas G. Ober/(1)/

             Frederic A. Escherich/(2)(3)/   John J. Roberts/(1)(3)/

             Roger W. Gale/(3)/              Craig R. Smith/(2)(4)/

                       --------
                     /(1)/ Member of Executive Committee
                     /(2)/ Member of Audit Committee
                     /(3)/ Member of Compensation Committee
                     /(4)/ Member of Retirement Benefits Committee


                                   Officers

             Douglas G. Ober            Chairman and Chief
                                          Executive Officer

             Joseph M. Truta            President

             Lawrence L. Hooper, Jr.    Vice President, General
                                          Counsel and Secretary

             Maureen A. Jones           Vice President, Chief
                                          Financial Officer and
                                          Treasurer

             Stephen E. Kohler          Vice President -- Research

             David R. Schiminger        Vice President -- Research

             D. Cotton Swindell         Vice President -- Research

             David D. Weaver            Vice President -- Research

             Christine M. Sloan         Assistant Treasurer

             Geraldine H. Pare          Assistant Secretary

[LOGO OF ADAMS EXPRESS COMPANY]          The Adams Express Company
                                         Seven St. Paul Street, Suite 1140
                                         Baltimore, MD 21202
                                         (410) 752-5900 or (800) 638-2479
                                         www.adamsexpress.com




[GRAPHIC APPEARS HERE]


Item 2. Code of Ethics.

On June 12, 2003, the Board of Directors adopted a code of ethics that applies to registrant's principal executive officer and principal financial officer. The code of ethics is available on registrant's website at: www.adamsexpress.com. Since the code of ethics was adopted there have been no amendments to it nor have any waivers from any of its provisions been granted.

Item 3. Audit  Committee  Financial  Expert.

The board of directors has determined that at least one of the members of registrant's audit committee meets the definition of audit committee financial expert as that term is defined by the Securities and Exchange Commission. The director on the registrant's audit committee whom the board of directors has determined meets such definition is Kathleen T. McGahran, who is independent pursuant to paragraph (a)(2) of this Item.

Item 4.  Principal Accountant Fees and Services.

     (a) Audit Fees. The aggregate fees for professional services rendered by its independent auditors, PricewaterhouseCoopers LLP, for the audits of the Companys annual and semi-annual financial statements for 2006 and 2005 were $77,405 and $64,750 respectively.

     (b) Audit Related Fees. There were no audit-related fees in 2006 and 2005.

     (c) Tax Fees. The aggregate fees to registrant for professional services rendered by PricewaterhouseCoopers LLP for the review of registrant's excise tax calculations and preparations of federal, state and excise tax returns for 2006 and 2005 were $11,278 and $10,540, respectively.

     (d) All Other Fees. The aggregate fees to registrant by PricewaterhouseCoopers LLP other than for the services referenced above for 2006 and 2005 were $10,044 and $800, respectively. The $10,044 for services in 2006 related to the review of the Company's procedures for calculating the amounts to be paid or granted to the Company's officers in accordance with the Company's cash incentive plan and the 2005 Equity Incentive Compensation Plan, review of the Company's calculations related to those plans, and preparation of a report to the Company's Compensation Committee.

     (e) (1) Audit Committee Pre-Approval Policy. As of 2006, all services to be performed for registrant by PricewaterhouseCoopers LLP must be pre-approved by the audit committee. All services performed in 2006 were pre-approved by the committee.

     (2) Not applicable.

     (f)  Not applicable.

     (g) The aggregate fees by PricewaterhouseCoopers LLP for non-audit professional services rendered to registrant for 2006 and 2005 were $21,322 and $11,340, respectively.

     (h) The registrant's audit committee has considered the provision by PricewaterhouseCoopers LLP of the non-audit services described above and found that they are compatible with maintaining PricewaterhouseCoopers LLPs independence.

Item 5. Audit Committee of Listed registrants.

       (a) The registrant has a standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the audit committee are: Kathleen T. McGahran, chair, Daniel E. Emerson, Frederic A. Escherich, and Craig R. Smith.

      (B) Not applicable.

Item 6. Schedule of Investments - This schedule is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

PROXY VOTING GUIDELINES

The  Adams  Express  Company (Adams)  follows  long-standing general guidelines for the voting of portfolio company proxies and takes very seriously its responsibility to vote all such proxies. The portfolio company proxies are evaluated by our research staff and voted by our portfolio management team, and we annually provide the Board of Directors with a report on how proxies were voted during the previous year. We do not use an outside service to assist us in voting our proxies.

As an internally-managed investment company, Adams uses its own staff of research analysts and portfolio managers. In making the decision to invest in a company for the portfolio, among the factors the research team analyses is the integrity and competency of the company's management. We must be satisfied that the companies we invest in are run by managers with integrity. Therefore, having evaluated this aspect of our portfolio companies' managements, we give significant weight to the recommendations of the company's management in voting on proxy issues.

We vote proxies on a case-by-case basis according to what we deem to be the best long-term interests of our shareholders. The key over-riding principle in any proxy vote is that stockholders be treated fairly and equitably by the portfolio company's management. In general, on the election of directors and on routine issues that we do not believe present the possibility of an adverse impact upon our investment, after reviewing whether applicable corporate governance requirements as to board and committee composition have been met, we will vote in accordance with the recommendations of the company's management. When we believe that the management's recommendation is not in the best interests of our stockholders, we will vote against that recommendation.

Our general guidelines for when we will vote contrary to the
recommendation   of   the  portfolio  company   management's
recommendation are:

Stock Options

Our general guideline is to vote against stock option plans that we believe are unduly dilutive of our stock holdings in the company. We use a general guideline that we will vote against any stock option plan that results in dilution in shares outstanding exceeding 4%. Most stock option plans are established to motivate and retain key employees and to reward them for their achievement. An analysis of a stock option plan can not be made in a vacuum but must be made in the context of the company's overall compensation scheme. In voting on stock option plans, we give consideration to whether the stock option plan is broad-based in the number of employees who are eligible to receive grants under the plan. We generally vote against plans that permit re-pricing of grants or the issuance of options with exercise prices below the grant date value of the company's stock.

Corporate Control/Governance Issues

Unless we conclude that the proposal is favorable to our interests as a long-term shareholder in the company, we have a long-standing policy of voting against proposals to create a staggered board of directors. In conformance with that policy, we will generally vote in favor of shareholder proposals to eliminate the staggered election of directors.

Unless we conclude that the proposal is favorable to our interests as a long-term shareholder in the company, our general policy is to vote against amendments to a company's charter that can be characterized as blatant anti-takeover provisions.

With respect to so-called golden parachutes and other severance packages, it is our general policy to vote against proposals relating to future employment contracts that provide that compensation will be paid to any director, officer or employee that is contingent upon a merger or acquisition of the company.

We generally vote for proposals to require that the majority of a board of directors consist of independent directors and vote against proposals to establish a retirement plan for non-employee directors.

We have found that most stockholder proposals relating to social issues focus on very narrow issues that either fall within the authority of the company's management, under the oversight of its board of directors, to manage the day-to-day operations of the company or concern matters that are more appropriate for global solutions rather than company-specific ones. We consider these proposals on a case-by-case basis but usually are persuaded management's position is reasonable and vote in accordance with management's recommendation on these types of proposals.

Item   8.   Portfolio  Managers  of  Closed-End   Management
Investment Companies.

(a) (1) Douglas G. Ober, Chairman and Chief Executive Officer, and Joseph M. Truta, President, comprise the 2 person portfolio management team for the registrant. Mr. Ober and Mr. Truta have served as portfolio managers for the registrant since 1991. This information is as of February 15, 2007. Mr. Ober is the lead member of the portfolio management team. Mr. Ober and Mr. Truta receive investment recommendations from a team of research analysts and make decisions jointly about any equity transactions in the portfolio. Concurrence of both portfolio managers is required for an investment recommendation to be approved.

     (2) Mr. Ober and Mr. Truta also comprise the portfolio management team for registrant's non-controlled affiliate, Petroleum & Resources
     Corporation (Petroleum), a registered investment company with total net assets of $812,047,239 as of December 31, 2006. Mr. Ober is Chairman, Chief Executive Officer and President of Petroleum and Mr. Truta is Executive Vice President. This information is as of February 15, 2007. The Petroleum fund is a non-diversified fund focusing on the energy and natural resources sectors and Adams is a diversified fund with a different focus, and there are few material conflicts of interest that may arise in connection with the portfolio managers' management of both funds. The funds do not buy or sell securities or other portfolio holdings to or from the other, and procedures and policies are in place covering the sharing of expenses and the allocation of investment opportunities, including bunched orders and investments in initial public offerings, between the funds.

     (3) The portfolio managers are compensated through a three-component plan, consisting of salary, annual cash incentive compensation, and equity incentive compensation. The value of each component in any year is determined by the Compensation Committee, comprised solely of independent director members of the Board of Directors. Salaries are determined by using appropriate industry surveys and information about the local market as well as general inflation statistics. Cash incentive compensation is based on a combination of absolute and relative fund performance over one and three year periods as well as individual success at meeting goals and objectives set by the Board of Directors at the beginning of each year. Target incentives are set based on 80% of salary for the Chief Executive Officer and 60% of salary for the President. Two-thirds of each individual's annual cash incentive is based on fund performance and one third on individual success. The portion based on performance is determined using a scale in which the target can be earned by absolute fund pre- tax performance of 10%. The scale ranges from zero to 125% of target. The result is then modified by an average of the one and three year performance relative to the S&P 500, whereby each one percent outperformance or underperformance by the fund adds or deducts 5% from the percentage of target earned based on the scale. The maximum percentage of target which may be earned is 200% and the minimum is zero. Equity incentive compensation, based on a plan approved by shareholders in 2005, can take several forms. Following approval of the plan, grants of restricted stock were made to the portfolio managers in April 2005, with vesting in equal proportions over a three year period. The size of the grants was determined by the Compensation Committee with the assistance of an outside compensation consultant. Grants of restricted stock were also made on January 12, 2006, that will vest at the end of three years, but only upon the achievement of specified performance criteria; certain percentages of the target number of shares will be deemed to have been earned based on achieving performance goals over specified intervening time periods. The benchmark used to measure performance is a hypothetical portfolio comprised of a 50/50 blend of the S&P 500 Index and the Lipper Large Cap Core Mutual Fund Index ("Hypothetical Portfolio"). The first one-sixth of the target number of restricted shares were earned on January 1, 2007 because the Company's one year total NAV return exceeded the one year total NAV return of the Hypothetical Portfolio. Lesser percentages or no shares would have been earned if the Company's NAV return trailed that of the Hypothetical Portfolio, depending on the level of underperformance on that date. For the next one-third of the target number of shares, those shares will be deemed to have been earned if, on January 1, 2008, the Company's two year total NAV return meets or exceeds that of the Hypothetical Portfolio, with a lesser percentage or no shares being earned if the Company's total NAV return trails that of the Hypothetical Portfolio, depending on the level of underperformance on that date. The remaining 50% of the target shares will be deemed to have been earned if, on January 1, 2009, the Company's three year total NAV return meets or exceeds that of the Hypothetical Portfolio, with a lesser percentage or no shares being earned if the Company's total NAV return trails that of the Hypothetical Portfolio, depending on the level of underperformance on that date. In addition, if, on January 1, 2009, the Company's three year total NAV return exceeds that of the Hypothetical Portfolio, an additional number of shares up to 50% of the target number of shares will be earned and vest depending on the level of outperformance. Dividends and capital gains paid on the Company's shares of Common Stock ("dividends") will be paid on all of the target number of shares of restricted stock, when such dividends are paid on the Common Stock, except that no dividends or capital gains will be paid on any shares that are forfeited due to the failure to achieve the performance criteria described above. The basis for the portfolio managers' cash incentive and equity incentive compensation determinations for Petroleum is the same as for Adams, except that the portion of the cash incentive based upon fund performance uses the Dow Jones Oil and Gas Index and the S&P 500 Index as the benchmarks in a 70%/30% ratio, over a one and three year period, and the benchmarks used to measure fund performance for equity incentive compensation is a hypothetical portfolio comprised of a 80/20 blend of the Dow Jones Oil and Gas Index and the S&P 500 Index. All of the above information is as of December 31, 2006, except as noted.

     (4)    Using a valuation date of December 31, 2006, Mr.
     Ober beneficially owns equity securities in registrant of over $1,000,000. Mr. Truta beneficially owns equity securities in registrant of over $1,000,000.

Item   9.  Purchases  of  Equity  Securities  by  Closed-End
Management Investment Company and Affiliated Purchasers.

                                                 Maximum
                                     Total      Number (or
                                   Number of   Approximate
                                  Shares (or   Dollar Value)
             Total                  Units)    of Shares (or
             Number               Purchased    Units) that
               of      Average    as Part of   May Yet Be
             Shares     Price      Publicly     Purchased
              (or      Paid per   Announced     Under the
             Units)   Share (or    Plans or     Plans or
Period(2)  Purchased    Unit)      Programs     Programs
--------   ---------  ---------   ---------    ---------
Jan. 2006   243,200    $ 12.94     243,200     3,792,429
Feb. 2006   250,400    $ 12.97     250,400     3,542,029
Mar. 2006   345,600    $ 13.21     345,600     3,196,429
Apr. 2006   165,700    $ 13.36     165,700     3,030,729
May 2006     35,800    $ 13.45      35,800     2,994,929
June 2006         0    $  0.00           0     2,994,929
Jul. 2006         0    $  0.00           0     2,994,929
Aug. 2006         0    $  0.00           0     2,994,929
Sep. 2006         0    $  0.00           0     2,994,929
Oct. 2006   255,300    $ 13.84     255,300     2,739,629
Nov 2006    150,800    $ 13.95     150,800     2,589,629
Dec 2006    176,742    $ 13.87     176,742     2,412,087
--------   ---------  ---------   ---------    ---------
Total     1,623,542(1) $ 13.41   1,623,542(2)  2,412,087(2)


(1) There were no shares purchased other than through a publicly announced plan or program.
(2.a) The Plan was extended on December 8, 2005 and was reapproved on December 14, 2006.
(2.b) The share amount approved in 2005 was 5% of outstanding shares, or approximately 4,192,729 shares, and in 2006 was 5% of outstanding shares, or approximately 4,235,634 shares.
(2.c) Unless reapproved, the  Plan will  expire  on or about
December 13, 2007.
(2.d) None.
(2.e) None.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors made or implemented after the registrant last provided disclosure in response to the requirements of
Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or
this Item.

Item 11. Controls and Procedures.

Conclusions of principal officers concerning controls and procedures.

  (a) As of February 15, 2007, an evaluation was performed under the supervision and with the participation of the officers of registrant, including the principal executive officer (PEO) and principal financial officer (PFO), of the effectiveness of registrant's disclosure controls and procedures. Based on that evaluation, the registrant's officers, including the PEO and PFO, concluded that, as of February 15, 2007, the registrant's disclosure controls and procedures were reasonably designed so as to ensure that material information relating to the registrant is made known to the PEO and PFO.

   (b) There have been no significant changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits attached hereto. (Attach certifications as exhibits)

(1) Not applicable. See registrant's response to Item 2, above.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2 under the Investment Company Act of 1940, are attached.


Signatures:

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

       THE ADAMS EXPRESS COMPANY

BY: /s/ Douglas G. Ober
        -----------------------
        Douglas G. Ober
        Chief Executive Officer
	(Principal Executive Officer)

Date:   February 15, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.



BY: /s/ Douglas G. Ober
        -----------------------
        Douglas G. Ober
        Chief Executive Officer
	(Principal Executive Officer)

Date:   February 15, 2007


BY: /s/ Maureen A. Jones
        -----------------------
        Maureen A. Jones
        Vice President, Chief Financial Officer and Treasurer
	(Principal Financial Officer)

Date:   February 15, 2007